UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-k

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/23/2007

American Technology Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24248

Delaware	87-0361799
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

15378 Avenue of Science, Ste 100,
San Diego, California 92128
(Address of principal executive offices, including zip code)

(858) 676-1112
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On May 23, 2007, we issued a press release announcing that our LRAD 500 has been selected by the U.S. Navy and U.S. Army as their acoustic hailing and warning device for small vessels and vehicles. A copy of the our press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.    Description

          EX-99.1       Press Release dated May 23, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Technology Corporation

Date: May 23, 2007	By:	/s/ Thomas R. Brown
Thomas R. Brown
Chief Executive Officer, President and Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated May 23 2007